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                                                                      Exhibit 10
                                         As amended and Restated August 15, 1997


                     AMERICAN BANKERS INSURANCE GROUP, INC.

                           1997 EQUITY INCENTIVE PLAN

I.  PURPOSE

     The purpose of the American Bankers Insurance Group, Inc. 1997 Equity Incentive Plan is to promote the interests of American Bankers Insurance Group, Inc. and its shareholders by providing incentives to its directors, officers and employees. Accordingly, the Company may grant to selected officers and employees Options, Stock Appreciation Rights, Restricted Stock, Merit Awards, Performance Share Awards and Cash Awards in an effort to attract and retain in its employ qualified individuals and to provide such individuals with incentives to continue service with American Bankers, devote their best efforts to the Company and improve American Bankers' economic performance, thus enhancing the value of the Company for the benefit of shareholders. The Plan also provides an incentive for qualified persons, who are not officers or employees of the Company, to serve on the Board of Directors of the Company and to continue to work for the best interests of the Company by rewarding such persons with automatic grants of Options. Stock Appreciation Rights, Merit Awards, Performance Shares Awards and Cash Awards may not be granted to such Outside Directors under the Plan.

II.  DEFINITIONS

         A. "Agreement" shall mean a written agreement setting forth the terms of an Award, to be entered into at the Company's discretion.

         B. "American Bankers" shall mean, collectively, American Bankers Insurance Group, Inc. and its Subsidiaries.

         C. "Award" shall mean an Option, a Stock Appreciation Right, a Restricted Stock Award, a Merit Award, a Performance Share Award, or a Cash Award in each case granted under this Plan.

         D. "Beneficiary" shall mean the person, persons, trust or trusts designated by an Employee or Outside Director or if no designation has been made, the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of an Employee's or Outside Director's death.

         E. "Board" shall mean the Board of Directors of the Company.


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         F. "Cash Award" shall mean grants of cash or loans, in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Award recipient.

         G. "Change in Control" shall mean the consummation of any transaction or series of transactions in which a person or a group of related or affiliated persons obtains ownership of the Common Stock of the Company sufficient to exercise control over the operations of the Company, and such person or group does not presently have the ability to exercise such control. Such a Change in Control shall be deemed to have taken place if:

                  1. a tender offer or series of offers has been made to and accepted by 50 percent or more of the Company's shareholders; or

                  2. a transfer of stock has occurred which is sufficient to allow the new purchaser (or group of related or affiliated purchasers) to elect a majority of the Board other than those proposed by the management of the Company; or

                  3. a majority of the Board is replaced in any one year; or

                  4. a merger or reorganization is consummated which results in existing shareholders of American Bankers owning less than 50 percent of the voting stock of the corporation acquiring the Company (or, if the Company is the acquiring corporation, results in existing shareholders of the Company owning less than 50 percent of the voting stock of the Company); or

                  5. more than 50 percent of the assets of American Bankers are sold.

         H. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         I. "Committee" shall mean the Compensation and Nominating Committee of the Board, as from time to time constituted, or any successor committee of the Board with similar functions, which shall consist of two or more members, each of whom shall be a "Non-Employee Director" as defined in Rule 16b-3 promulgated under the Exchange Act and an "outside director" as defined in the regulations issued under Section 162(m) of the Code, as each may be amended from time to time.

         J. "Common Stock" shall mean the Common Stock of the Company ($1.00 par value), subject to adjustment pursuant to Section 14.

         K. "Company" shall mean, collectively, American Bankers Insurance Group, Inc. and its Subsidiaries.


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         L. "Employee" shall mean a regular, full-time employee of American
Bankers as selected by the Committee to receive an Award under the Plan.

         M. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          N. "Exercise Price" shall mean, with respect to Option or SAR, the price fixed by the Committee at which each share of Common Stock may be purchased from the Company pursuant to the exercise of such Option or the price fixed by the Committee at which the appreciation of the SAR shall be determined.

         O. "Fair Market Value" shall mean the last trade price of the Common Stock as reported on the Nasdaq Stock Market's National Market or other national market exchange on which the Common Stock is traded on the relevant date, or if no quotation shall have been made on that date, on the next preceding day on which there was a quotation if within seven days thereof, or, otherwise, as determined in good faith by the Committee.

         P. "Incentive Stock Option" or "ISO" shall mean an Option that is intended by the Committee to meet the requirements of Section 422 of the Code or any successor provision.

         Q. "Merit Award" shall mean an award of Common Stock issued pursuant to
Section 9 of the Plan.

         R. "Nonqualified Stock Option" or "NQSO" shall mean an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

         S. "Option" shall mean the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Committee or otherwise determined pursuant to this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

         T. "Outside Director" shall mean a director of the Company who is not also an Employee of the Company.

         U. "Performance Goals" means performance goals as may be established in writing by the Committee which may be based on earnings, stock price, return on equity, return on investment, total return to shareholders, economic value added, debt rating or achievement of business or operational goals. Such goals may be absolute in their terms or measured against or in relation to other companies comparably or otherwise situated. Such performance goals may be particular to an Employee or the division, department, branch, line of business, subsidiary or other unit in which the Employee works and/or may be based on the performance of American Bankers generally.


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         V. "Performance Period" shall mean the period designated by the
Committee during which the performance objectives shall be measured.

         W. "Performance Share Award" shall mean an award of shares of Restricted Stock contingent upon attainment of performance objectives specified by the Committee.

         X. "Performance Shares" shall mean those shares of Restricted Stock issuable pursuant to a Performance Share Award.

         Y. "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of an Employee or Outside Director, shall have acquired on behalf of the Employee or Outside Director by legal proceeding or otherwise the right to receive the benefits specified in this Plan.

         Z. "Plan" shall mean this American Bankers Insurance Group, Inc. 1997 Equity Incentive Plan.

         AA. "Restricted Period" shall mean the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered.

         AB. "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement, if any.

         AC. "Restricted Stock Award" shall mean an award of Restricted Stock.

         AD. "Retained Distributions" shall mean any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

         AE. "Retirement" shall mean retirement of an Employee from the employ of the Company at any time as described in the American Bankers Insurance Group, Inc. Retirement Plan or in any successor pension plan, as from time to time in effect.

         AF. "Stock Appreciation Right" or "SAR" shall mean the right of the holder to elect to receive in exchange therefor shares of Common Stock, cash, or a combination thereof, as the case may be, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price specified in such right multiplied by the number of shares of Common Stock covered by such right or portion thereof which is so surrendered.

         AG. "Subsidiary" shall mean any present or future subsidiary corporations, as defined in Section 424 of the Code, of American Bankers.


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         AH. "Tax Date" shall mean the date the withholding tax obligation arises with respect to the exercise of an Award.

III.     STOCK SUBJECT TO THE PLAN

         There will be reserved for issuance under the Plan (upon the exercise of Options and Stock Appreciation Rights, upon awards of Restricted Stock, Performance Shares and Merit Awards and for stock bonuses on deferred awards of Restricted Stock and Performance Shares), an aggregate of 2,000,000 shares of Common Stock. Such shares shall be authorized but unissued shares of Common Stock. Except as provided in Sections 7 and 8, if any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.

IV.      ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have no authority regarding the granting of Options to Outside Directors, as such grants are fixed pursuant to Section 6, subsection B of the Plan.

         In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority (except as to Awards of Options granted to Outside Directors) to select the Employees to be granted Awards under the Plan, to determine the type, size and terms of the Awards to be made to each Employee selected, to determine the time when Awards will be granted, and to prescribe the form of the Agreements embodying Awards made under the Plan. Subject to the provisions of the Plan specifically governing Awards of Restricted Stock granted, the Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations which it believes necessary or advisable for the administration of the Plan, and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

         The Committee may act only by a majority of its members. Any determination of the Committee may be made, without notice, by the written consent of the majority of the members of the Committee. In addition, the Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for any action taken or omitted to be taken by him or her or by any other member of the Committee in


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connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

V.       ELIGIBILITY

         Awards may only be granted (i) to individuals who are Employees of American Bankers, and (ii) as expressly provided in Section 6, subsection B of the Plan, to individuals who are duly elected Outside Directors of American Bankers.

VI.      OPTIONS

A.       EMPLOYEE AWARDS

         1. Any Option granted under the Plan may be granted as an Incentive Stock Option or as a Nonqualified Stock Option as shall be designated by the Committee at the time of the grant of such Option. Each Option shall, at the discretion of the Company and as directed by the Committee, be evidenced by an Agreement between the recipient and the Company, which Agreement shall specify the designation of the Option as an ISO or a NQSO, as the case may be, and shall contain such terms and conditions as the Committee, in its sole discretion, may determine in accordance with the Plan.

         2. Every Incentive Stock Option shall provide for a fixed expiration date of not later than ten years from the date such Incentive Stock Option is granted. Every Nonqualified Stock Option shall provide for a fixed expiration date of not later than ten years and one month from the date such Nonqualified Stock Option is granted.

         3. The Exercise Price of Common Stock issued pursuant to each Option shall be fixed by the Committee at the time of the granting of the Option; provided, however, that such Exercise Price shall in no event be less than 100% of the Fair Market Value of the Common Stock on the date such Option is granted.

B.  NON-EMPLOYEE DIRECTORS' AWARD

         Each Outside Director shall be granted Options to purchase 1,000 shares of Common Stock on the date of the Annual Meeting of the Board. The expiration date for the Options granted under this Section 6, subsection B shall be on the fifth anniversary of the date of grant. The Exercise Price of Options granted under this Section 6, subsection B shall be equal to 100% of the Fair Market Value on the date of grant.

C.       EXERCISE

         The Committee may, in its discretion, provide for Options granted under the Plan to be exercisable in whole or in part; provided, however, that no Option shall be exercisable prior to the first anniversary of the date of its grant, except as provided in Section 12 or as the Committee otherwise determines in accordance with the Plan, and in


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no case may an Option be exercised at any time for fewer than 50 shares (or the total remaining shares covered by the Option if fewer than 50 shares) during the term of the Option. The specified number of shares will be issued upon receipt by American Bankers of (i) notice from the holder thereof of the exercise of an Option, and (ii) payment to American Bankers (as provided in this Section 6, subsection D below), of the Exercise Price for the number of shares with respect to which the Option is exercised. Each such notice and payment shall be delivered or mailed by postpaid mail.

D.       PAYMENT FOR SHARES

         Except as otherwise provided in this Section 6, the Exercise Price for the Common Stock shall be paid in full when the Option is exercised. Subject to such rules as the Committee may impose, the Exercise Price may be paid in whole or in part (i) in cash, (ii) in whole shares of Common Stock owned by the Employee or Outside Director and evidenced by negotiable certificates, valued at their Fair Market Value (which shares of Common Stock must have been owned by the Employee or Outside Director six months or longer, and not used to effect an Option exercise within the preceding six months, unless the Committee specifically provides otherwise), (iii) by a combination of such methods of payment, or (iv) by such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including with respect to any Option granted in Section 6 subsection A, if permitted by the Committee, the equivalent cash dividend paid upon each share of Common Stock by the Company during the period between the grant of such Option and the exercise of such Option to the extent of the number of shares of Common Stock with respect to which the Option was exercised).

VII.  STOCK APPRECIATION RIGHTS

         The Committee may grant Stock Appreciation Rights granted in tandem with the grant of Options or may solely grant Stock Appreciation Rights. If Stock Appreciation Rights are granted without any related Options, they may contain such terms and conditions as determined by the Committee in its sole discretion in accordance with the Plan. If the Stock Appreciation Rights are granted in tandem with any Option granted under the Plan, each SAR shall be exercisable only at the same time and to the same extent the related Option is exercisable and in no event after the termination of the related Option.

         The Exercise Price of an SAR shall be equal to or greater than the Fair Market Value of Common Stock on the date of the grant of the SAR. For an SAR granted in tandem with Options, the Exercise Price shall be the Exercise Price of the related Option. An SAR shall be exercisable only when the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which the SAR is to be exercised shall exceed the Exercise Price of the SAR. An SAR granted under the Plan shall be exercisable in whole or in part; provided, however, that no SAR shall be exercisable prior to the first anniversary of the date of its grant, except as provided in


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Section 12 or as the Committee otherwise determines in accordance with the Plan.
A notice for the exercise of an SAR shall state that the holder of the SAR elects to exercise the SAR and the number of shares in respect of which the SAR is being exercised.

     Subject to the terms and provisions of this Section 7, upon the exercise of an SAR, the holder thereof shall be entitled to receive from American Bankers consideration (in the form hereinafter provided) equal in value to the excess of the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which such SAR has been exercised over the Exercise Price of the SAR. The Committee may stipulate in the Agreement the form of consideration which shall be received upon the exercise of a SAR. If no consideration is specified therein, upon the exercise of an SAR, the holder may specify the form of consideration to be received by such holder, which shall be in shares of Common Stock, or in cash, or partly in cash and partly in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), as the holder shall request; provided, however, that the Committee, in its sole discretion, may disapprove the form of consideration requested and instead authorize the payment of such consideration in shares of Common Stock (valued as aforesaid), or in cash, or partly in cash and partly in shares of Common Stock.

         Upon the exercise of an SAR, the extent of the number of shares of Common Stock with respect to which such SAR is exercised and to that extent a corresponding number of shares of Common Stock shall not again be available for the grant of Awards under the Plan.

VIII.             RESTRICTED STOCK AWARDS

         The Committee may make an award of Restricted Stock to selected Employees, which shall be evidenced by an Agreement which shall contain such terms and conditions as the Committee, in its sole discretion, may determine. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. As a condition to any Award hereunder, the Committee may require an Employee to pay to the Company a non-refundable amount equal to, or in excess of, the par value of the shares of Restricted Stock awarded to him or her. Subject to the terms and conditions of each Restricted Stock Award, the Employee, as the owner of the Common Stock issued as Restricted Stock, shall have all rights of a shareholder including, but not limited to, voting rights as to such Common Stock and the right to receive dividends thereon when, as and if paid.

         In the event that a Restricted Stock Award has been made to an Employee whose employment or service is subsequently terminated for any reason prior to the lapse of all restrictions thereon, such Restricted Stock will be forfeited in its entirety by such Employee; provided, however, that in the event of the Employee's death, disability or Retirement, the Committee may, in its sole discretion, limit such forfeiture but, in the case of Retirement, only as to an amount of Restricted Stock not more than the amount of


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Restricted Stock determined by multiplying (i) the amount of Restricted Stock subject to the Restricted Stock Award and (ii) the ratio of (a) the number of elapsed calendar days from the date of the grant of such Award to the effective date of Retirement to (b) the total number of calendar days of the applicable Restricted Period prior to any adjustments thereto as a result of the such Retirement.

         Employees may be offered the opportunity to defer the receipt of payment of vested shares of Restricted Stock, and Common Stock may be granted as a bonus for deferral, under terms as may be established by the Committee from time to time; however, in no event shall the Common Stock granted as a bonus for deferral exceed 20% of the Restricted Stock so deferred.

A.       TRANSFERABILITY

         Subject to subsection B of Section 16 hereof, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period, which, in the case of Employees, shall be determined by the Committee and, unless otherwise determined by the Committee in the event of an Employee's death, disability or Retirement, shall not be less than three years from the date such Restricted Stock was awarded. The Committee may, at any time, reduce the Restricted Period with respect to any outstanding shares of Restricted Stock awarded under the Plan to Employees, but, unless otherwise determined by the Committee in the event of an Employee's death, disability or Retirement, such Restricted Period shall not be less than three years.

         During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement, if any. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with the Plan and the applicable Agreement, if any. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The recipient will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends, and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exception that (i) the recipient will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired;
(ii) the Company will retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained


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Distributions shall not bear interest or be segregated in separate accounts;
(iii) subject to subsection B of Section 16 hereof, the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period; and (iv) a breach of any restrictions, terms, or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

IX.  MERIT AWARDS

         The Committee may from time to time make an award of Common Stock under the Plan to selected Employees for such reasons and in such amounts as the Committee, in its sole discretion, may determine. As a condition to any such Merit Award, the Committee may require an Employee to pay to the Company an amount equal to, or in excess of, the par value of the shares of Common Stock awarded to him or her.

X.  PERFORMANCE SHARES

         The Committee may make awards of Restricted Stock which may, in the Company's discretion and as directed by the Committee, be evidenced by an Agreement, to selected Employees on the basis of the Company's financial performance in any given period. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees who shall receive such Performance Shares, to determine the number of such shares to be granted for each Performance Period, and to determine the duration of each such Performance Period. There may be more than one Performance Period in existence at any one time, and the duration of Performance Periods may differ from each other.

         The Performance Goals and Performance Period applicable to an award of Performance Shares shall be set forth in writing by the Committee no later than 90 days after the commencement of the Performance Period and shall be communicated to the Employee. The Committee shall have the discretion to later revise the Performance Goals solely for the purpose of reducing or eliminating the amount of compensation otherwise payable upon attainment of the Performance Goals; provided that the Performance Goals and the amounts payable upon attainment of the Performance Goals may be adjusted during any Performance Period to reflect promotions, transfers or other changes in an Employee's employment so long as such changes are consistent with the Performance Goals established for other Employees in the same or similar positions. In making a Performance Share Award, the Committee may take into account an Employee's responsibility level, performance, cash compensation level, incentive compensation awards and such other considerations as it deems appropriate.

         Employees may be offered the opportunity to defer the receipt of payment of earned Performance Shares, and Common Stock may be granted as a bonus for deferral under terms as may be established by the Committee from time to time; however, in no


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event shall the Common Stock granted as a bonus for deferral exceed 20% of the
Performance Shares so deferred.

         An Employee must be employed by the Company at the end of a Performance Period in order to be entitled to payment of Performance Shares in respect of such period; provided, however, that in the event of an Employee's cessation of employment before the end of such period as a result of his or her death, disability or Retirement, the Committee may, in its sole discretion, limit such forfeiture but, in the case of Retirement, only as to an amount of Performance Shares not more than the amount of Performance Shares determined by multiplying
(i) the amount of Performance Shares subject to the Performance Share Award and
(ii) the ratio of (a) the number of elapsed calendar days from the date of the grant of such Award to the effective date of Retirement to (b) the total number of calendar days of the applicable Performance Period.

XI.      CASH AWARDS

         The Committee may make Cash Awards. The Committee may grant a Cash Award at the time of grant of any other Award or may grant a Cash Award upon the exercise of any other Award. The terms of any such Cash Award shall be determined by the Committee, in its sole discretion.

XII.     CONTINUED EMPLOYMENT, AGREEMENT TO SERVE AND EXERCISE
         PERIODS

         A. Subject to the provisions of subsection F of this Section 12, every Option and SAR shall provide that it may not be exercised in whole or in part for a one-year period beginning on the date of granting such Option (unless otherwise determined by the Committee).

         B. Every Option and SAR shall provide that in the event the Employee or, with respect to Options granted under Section 6, subsection B, Outside Director dies (i) while employed by or a member of the Board of American Bankers or, (ii) during the periods in which Options or SARs may be exercised by an Employee or Outside Director determined to be disabled as provided in subsection C of this Section 12 up to 6 months after the death of the Employee or Outside Director such Option or SAR shall be exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Option or SAR, by the Beneficiaries of the decedent to the extent exercisable by the Employee or Outside Director prior to death.

         C. Every Option and SAR shall provide that in the event the employment of any Employee or, with respect to Options granted under Section 6, subsection B, Outside Director shall cease by reason of disability, at any time during the term of the Option or SAR, such Option or SAR shall be exercisable, at any time or from time to time up to 6 months after the disability of the Employee or Outside Director prior to the fixed termination date set forth in the Option for the number of shares which could have been


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acquired under the Option immediately prior to disability. As used herein, an
Employee or Outside Director will be deemed "disabled" when he or she becomes unable to perform the functions required by his or her regular job or of the Outside Director due to physical or mental illness. In connection with the grant of an Incentive Stock Option an Employee shall be disabled if he or she falls within the meaning of that term as provided in Section 22(e)(3) of the Code. The determination by the Committee of any question involving disability shall be conclusive and binding.

         D. Except as provided in subsections A, B, C and E of this Section 12, every Option and SAR shall provide that it shall terminate on the earlier to occur of the fixed termination date set forth in the Option or SAR or upon termination, whether voluntary or for cause, of the Employee's employment or of the Outside Director's membership on the Board.

         E. Notwithstanding any provision of this Section 12 to the contrary, any Award granted pursuant to the Plan, may, in the discretion of the Committee, become exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Award for the full number of awarded shares or any part thereof, less such numbers as may have been theretofore acquired under the Award (i) from and after the time the Employee ceases to be an Employee of American Bankers as a result of the sale or other disposition by American Bankers of assets or property (including shares of any Subsidiary) in respect of which such Employee had theretofore been employed or as a result of which such Employee's continued employment with American Bankers is no longer required, and
(ii) in the case of a Change in Control of American Bankers, from and after the date of such Change in Control.

         F. Subject to the limitations set forth in Section 422 of the Code, the Committee may adopt, amend, or rescind from time to time such provisions as it deems appropriate with respect to the effect of leaves of absence approved by any duly authorized officer of American Bankers with respect to any Employee.

XIII.  WITHHOLDING TAXES

         Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of an Award. Unless otherwise prohibited by the Committee, each Employee may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment, (ii) authorizing American Bankers to withhold from the shares of Common Stock otherwise issuable to the Employee pursuant to the exercise or vesting of an Award a number of shares having a Fair Market Value, as of the Tax Date, which will satisfy the amount of the withholding tax obligation, or (iii) by delivery to American Bankers of a number of shares of Common Stock having a Fair Market Value as of the Tax Date which will satisfy the amount of the withholding tax obligation arising from an exercise or vesting of an Award. An Employee's election to pay the withholding tax obligation by (ii) or (iii) above must be made on or before the Tax Date, is irrevocable, is subject to such rules as the


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Committee may adopt, and may be disapproved by the Committee. If the amount requested is not paid, the Committee may refuse to issue Common Stock under the Plan.

XIV.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3 and the number or kind of shares subject to, or the price per share under any outstanding Award shall be automatically adjusted so that the proportionate interest of the Employee or Outside Director shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes of the Plan.

XV.  AMENDMENTS AND TERMINATIONS

         Unless the Plan shall have been earlier terminated as hereinafter provided, no Awards shall be granted hereunder after May 23, 2007. The Board or the Committee may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable; subject to any regulatory or shareholder approval required by law. The Committee may, subject to any regulatory or shareholder approval required by law, at any time modify or amend the terms of an outstanding Award, provided, however, that in no event shall any such termination, modification or amendment to the Plan adversely affect the rights of the holder of any outstanding Award or violate applicable law. Subject to
Section 14 hereof, the Board or Committee shall not at any time amend or modify the Exercise Price of an outstanding Option or SAR after such Exercise Price has been designated in accordance with this Plan.

XVI.  MISCELLANEOUS PROVISIONS

         A. Except as to Awards to Outside Directors, no Employee or other person shall have any claim or right to be granted an Award under the Plan.

         B. An Employee's or Outside Director's rights and interest under the Plan may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of an Employee's or Outside Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Employee or Outside Director in the Plan shall be subject to any obligation or liability of such individual; provided, however, that an Employee's or Outside Director's rights and interest under the Plan may, subject to the discretion and direction of the Committee, be made transferable by such Employee or Outside Director during his or her lifetime. Except as specified in
Section 8, the holder of an Award shall
have none of the rights of a shareholder until the shares subject thereto shall have been registered in the name of the person receiving or person or persons exercising the Award on the transfer books of the Company.

         C. No Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal, state, and other securities laws.

         D. The expenses of the Plan shall be borne by the Company.

         E. By accepting any Award under the Plan, each Employee and Outside Director and each Personal Representative or Beneficiary claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

         F. Awards granted under the Plan shall be binding upon American Bankers, its successors, and assigns.

         G. The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Awards hereunder or any Common Stock issued pursuant hereto as may be required by Sections 13, 15(d) or 16(a) of the Exchange Act, or any other applicable statute, rule, or regulation.

         H. Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required.

         I. Each Employee shall be deemed to have been granted any Award on the date the Committee took action to grant such Award under the Plan or such later date as the Committee in its sole discretion shall determine at the time such grant is authorized.

XVII.  EFFECTIVENESS OF THE PLAN

         The Plan shall be submitted to the shareholders of the Company for their approval and adoption on May 23, 1997 or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted at a meeting of the Company's shareholders.

XVIII.  GOVERNING LAW

         The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Florida.